UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☐ Preliminary Information Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☑ Definitive Information Statement

       OPT-SCIENCES CORPORATION
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☑ No fee required
☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1. Title of each class of securities to which transaction applies:
___________________________________________________________________
2. Aggregate number of securities to which transaction applies:
___________________________________________________________________
3. Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
___________________________________________________________________
4. Proposed maximum aggregate value of transaction:
___________________________________________________________________
5. Total fee paid:
___________________________________________________________________

☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)
and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1. Amount Previously Paid:
___________________________________________________________________
2. Form, Schedule or Registration Statement No.:
___________________________________________________________________
3. Filing Party:
___________________________________________________________________
4. Date Filed:
___________________________________________________________________

OPT-SCIENCES CORPORATION

Post Office Box 221
1912 Bannard Street
Riverton, New Jersey 08077-0221
(856) 829-2800
optsciences.com

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on March 26, 2014

To Our Stockholders:

The 2014 Annual Meeting of Stockholders of Opt-Sciences Corporation (the "Company"), will be held at 2:30 P.M.(Eastern Standard Time) on Wednesday, March 26, 2014 at the offices of Kania, Lindner, Lasak and Feeney, in the Sinkler Building, Suite 108, 560 East Lancaster Avenue (at the intersection with Radnor Chester Road), St. Davids, PA 19087 to consider and act upon the following matters:

1)	To elect three (3) directors to serve until the next Annual Meeting to be held in 2015 or until their successors have been elected and qualified;

2)	To ratify the appointment of Goff, Backa, Alfera & Company, LLC to serve as the Company's independent registered public accounting firm for Fiscal Year 2014; and

3)	To transact such other business as may properly come before the Meeting or any adjournment thereof.

This notice of the 2014 Annual Meeting of Stockholders and the attached Information Statement dated February 19, 2014 should be read in conjunction with the Company's Annual Report on Form 10-K for the Fiscal Year ended October 26, 2013. Collectively, these documents contain all the information and disclosures required in connection with the 2014 Annual Meeting of Stockholders. Copies of all these materials can be found on the Company's website at www.optsciences.com.

Only Stockholders of record on the books of the Company at the close of business on February 7, 2014 (the "Record Date") will be entitled to notice of and vote at the Meeting or any adjournment thereof.

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the 2014 Annual Meeting.

By Order of the Board of Directors

/s/ Anderson L. McCabe
Anderson L. McCabe President and Chief Executive Officer February 18, 2014

Opt-Sciences Corporation

IMPORTANT
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY

OPT-SCIENCES CORPORATION

INFORMATION STATEMENT
For the Annual Meeting of Stockholders to be held on
March 26, 2014
at the offices of Kania, Lindner, Lasak and Feeney
The Sinkler Building
560 E. Lancaster Avenue, Suite 108
St. Davids, PA 19087-5049

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to the stockholders of Opt-Sciences Corporation, a New Jersey corporation ("we", "us", "our" or "Company"). We are the holding company of O and S Research, Inc. This Information Statement relates to our resolutions to (a) elect three directors for the coming year, (b) to retain Goff, Backa Alfera & Company, LLC as our independent registered public accounting firm for the 2014 fiscal year, and (c) transact any other business which may properly come before the meeting. These resolutions will be presented to an annual meeting of our Stockholders to be held on March 26, 2014(the "Meeting") , as outlined in the Notice of 2014 Annual Meeting of Stockholders that accompanies this Information Statement.

Our majority stockholder, The Arthur J. Kania Trust, which owns in excess of 66% of our outstanding voting securities, has indicated that it will vote in favor of these resolutions. No other votes are required or necessary to elect directors for the coming year or to retain Goff, Backa, Alfera & Company, LLC as our independent registered public accounting firm for the 2014 fiscal year.

The election of directors and the retention of Goff, Backa, Alfera & Company, LLC as our independent registered public accounting firm are outlined below.

Important Notice of Internet Availability of Information Statement and Related Materials

As permitted by the federal securities laws, we are making this Information Statement and the Annual Report on Form 10-K for the fiscal year ended October 26, 2013, available to our Stockholders primarily via the Internet instead of mailing printed copies of these materials to each Stockholder. On or about February 19, 2014, we intend to mail to our Stockholders a Notice of Internet Availability, or "Notice", containing instructions on how to access these materials, including the Information Statement and the Annual Report on Form 10-K for the fiscal year ended October 26, 2013. We intend to make the Information Statement available to our stockholders on or about February 19, 2014. This Information Statement and the Annual Report on Form 10-K for the fiscal year ended October 26, 2013, are available for viewing on the Internet at www.optsciences.com.

QUESTIONS AND ANSWERS REGARDING THE INFORMATION
STATEMENT, ANNUAL REPORT AND ANNUAL MEETING

Why am I receiving these materials?

We are providing this information to you as a Stockholder of record in connection with the Opt-Sciences Annual Meeting of Stockholders. The purposes of the Annual Meeting are set forth in the accompanying Notice of Annual Meeting of Stockholders and this Information Statement.

Internet Availability of the Information Statement and related Materials

We are furnishing the Information Statement and related materials to our Stockholders via the Internet, rather than mailing printed copies of those materials to each Stockholder. If you received a Notice of Internet Availability by mail, you will not also receive a printed copy of the Information Statement and related materials unless you request them. Instead, the Notice of Internet Availability will instruct you as to how you may access and review the Information Statement and related materials. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our Information Statement and related materials, please follow the instructions included in the Notice of Internet Availability.

We anticipate that the Notice of Internet Availability will be mailed to Stockholders on or about February 19, 2014.

Am I entitled to vote at the Annual Meeting?

You may vote if our records showed that you owned shares of Opt-Sciences Corporation as of February 7, 2014 (the "Record Date"). Each share of Common Stock is entitled to one vote, and a majority of the Common Stock is required to approve each proposal at the Meeting.

Stockholders of Record: Shares Registered in Your Name

If on February 7, 2014 your shares were registered directly in your name with the Company's transfer agent, Broadridge, then you are a Stockholder of record. As a Stockholder of record, although not requested to vote, you are invited to attend the Meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on February 7, 2014 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in "street name". The organization holding your account is considered the Stockholder of record for purposes of voting at the Meeting. As a beneficial owner you are invited to attend the Meeting.

Is this a Proxy Statement?

No. This is not a proxy statement. We are not asking you for a proxy and you are requested not to send us a proxy.

Why am I not being asked to vote?

The Arthur J. Kania Trust owns 66% of the issued and outstanding shares of Common Stock of the Company and has advised us that it intends to provide Anderson L. McCabe and Arthur J. Kania with a proxy to vote for the reelection of the Management slate of directors, for ratification of the appointment of Goff, Backa, Alfera & Company, LLC as the Company's independent registered public accounting firm for Fiscal Year 2014 and for such other matters that might come before the Meeting. Such proxy is sufficient to take the contemplated actions, and so additional proxies are not needed or required for the Meeting.

What do I need to do now?

Nothing. These materials are provided to inform you and do not require or request you to do anything. WE ARE NOT ASKING YOU FOR A PROXY, AND WE ARE REQUESTING YOU NOT TO SEND US A PROXY.

VOTING SECURITIES AND RECORD DATE

The Common Stock ($0.25 par value) is the only outstanding class of voting securities. Stockholders of record at the close of business of February 7, 2014 are entitled to notice of the Meeting and to vote at the Meeting and any adjournment or postponement thereof. At the close of business on February 7, 2014, 775,585 shares of Common Stock were issued, outstanding, and entitled to vote. The holders of Common Stock will vote as one class at the Meeting. Each share of Common Stock entitles the holder at the record date to one vote at the Meeting.

PRINCIPAL STOCKHOLDER AND QUORUM

A quorum of Stockholders is necessary to hold a valid meeting. A quorum will be present if Stockholders holding at least a majority of the outstanding shares are present at the Meeting in person or represented by proxy. On the record date, there were 775,585 shares outstanding and entitled to vote. Thus, 387,793 shares must be present in person or represented by proxy at the Meeting to have a quorum. A Trust for the benefit of the children of Arthur J. Kania owns 510,853 shares (66% of the outstanding shares). Since there is no provision for cumulative voting, only the affirmative vote of the majority of the shares represented at the Meeting is required to elect directors and approve all such other matters to be considered by the Stockholders. Dissenters' rights are not applicable to the matters being proposed. No party other than the Trust is known by Management to own of record or beneficially more than 5% of the outstanding shares of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Arthur John Kania Trust 3/30/67 Rose Sayen, Trustee 560 E. Lancaster Avenue, Suite 108 St. Davids, PA 19087-5049	510,853	66%

Security Ownership of Directors and Officers

Name & Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Anderson L. McCabe P.O. Box 221 1912 Bannard Street Riverton, NJ 08077	1064(1)	*

Arthur J. Kania 560 E. Lancaster Avenue, Suite 108 St. Davids, PA 19087-5049	23,723(1)	3%

Arthur J. Kania, Jr. 560 E. Lancaster Avenue, Suite 108 St. Davids, PA 19087-5049	0(1)	*

Directors and Officers as a Group	24,787(1)	3%

* Less than 1% of outstanding stock.

1. Excludes 510,853 shares (66% of the outstanding shares) owned by a trust for the benefit of Arthur J. Kania's children and a total of 10,000 shares (1.3% of the outstanding shares) owned by separate trusts for the benefit of each of Arthur J. Kania's grandchildren. Mr. Kania has no voting power or investment power with respect to such securities and disclaims beneficial ownership in all such shares. Mr. McCabe, husband of a beneficiary of the first aforementioned trust, disclaims beneficial ownership in all such shares. Arthur J. Kania, Jr., a son of Arthur J. Kania, is a beneficiary of the first aforementioned trust and father of beneficiaries of the second aforementioned trusts, but has no voting power and no investment power over such shares in said trusts and is not a beneficial owner under the applicable rules.

MATTERS TO BE ACTED UPON

The Arthur J. Kania Trust has advised that it intends to give a proxy to Arthur J. Kania and Anderson L. McCabe to vote in favor of the Management slate of directors, to vote in favor of ratifying the appointment of Goff, Backa, Alfera & Company, LLC as the Company's independent registered public accounting firm for Fiscal Year 2014 and, in their discretion, to vote in favor of such other matters that may properly come before the Meeting.

Proposal 1: Election of Directors

Three (3) directors are to be elected at the Annual Meeting and those persons elected will hold office until the next annual meeting of Stockholders or until their successors have been elected and qualified. The by-laws provide that the Board of Directors shall consist of no more than five members, with the actual number to be established by resolution of the Board of Directors. The current Board of Directors has by resolution established the number of directors at three. If any of the nominees cannot serve for any reason (which is not anticipated),the Board of Directors may designate a substitute nominee or nominees. If a substitute is nominated, Mr. Kania and Mr. McCabe are expected to vote all valid proxies for the election of the substitute nominee or nominees. Alternatively, the Board of Directors may also decide to leave the board seat or seats open until a suitable candidate or candidates are located, or it may decide to reduce the size of the Board.

Any vacancy that occurs during the year may be filled by a majority vote of the Board of Directors without any further Stockholder action. The vacancy may be filled for the remainder of the term, which is until the next Annual Meeting of Stockholders. There is no reason to believe that any nominee will be unable to serve if elected; and to the knowledge of Management, all nominees intend to serve the entire term for which election is sought.

The following persons have been nominated for election to the Board of Directors to succeed themselves in office:

Nominees (Age)	Positions with Company, Principal Occupation and Business Experience During Past Five Years(1)	Year First Became Director of Company
Anderson L. McCabe (58)	Director of the Company; President, Chief Executive Officer and Chief Financial Officer of the Company	1987
Arthur J. Kania (82)	Director of the Company; Secretary of Company; Principal of Trikan Associates (real estate ownership and management-investment firm); Partner of Kania, Lindner, Lasak and Feeney (law firm)	1977
Arthur J. Kania, Jr. (58)	Director of the Company; Principal of Trikan Associates (real estate ownership and management-investment firm); Vice-President of Newtown Street Road Associates (real estate ownership and management)	1987

1. This column lists directorships held in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Sections 15(d) of that Act or any company registered as an investment company under the Investment Company Act of 1940. This column does not include directorships held with any of the Company's subsidiaries.

Directors will serve in such capacity until the next Annual Meeting of Stockholders or until their successors have been duly elected and qualified. Executive officers are elected by the Board of Directors.

Each director will be elected to serve for a one-year term, unless he resigns or is removed before his term expires, or until his replacement is elected and qualified. Each of the nominees listed above is currently a member of the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF ANDERSON L. MCCABE, ARTHUR J. KANIA AND ARTHUR J. KANIA, JR. TO SERVE AS A DIRECTOR AND TO HOLD OFFICE UNTIL OUR 2015 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

As a matter of good corporate governance, we are asking that our Stockholders ratify the appointment of Goff, Backa, Alfera & Company, LLC as our independent registered public accounting firm ("Independent Auditor") for Fiscal Year 2014.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS ADOPTION OF PROPOSAL #2 TO RATIFY THE APPOINTMENT OF GOFF, BACKA, ALFERA & COMPANY, LLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2014.

Proposal 3: Other Matters

Other Business

Management does not know of any other business which is likely to be brought before the Meeting. However, in the event that other matters properly come before the Meeting, they will be acted upon accordingly.

INFORMATION REGARDING OFFICERS

Anderson L. McCabe, 58 years old, is our President, Chief Executive Officer and Chief Financial Officer. He graduated from the University of South Carolina in 1977 and received a B.S. in Chemical Engineering. From 1977 to 1985, he was employed by United Engineers and Constructors, Inc., a subsidiary of Raytheon Corporation as a Process Engineer with managerial responsibilities. In 1986 he became our president. He has been director of the Company since 1987.

Arthur J. Kania, 82 years old, is our Secretary. He is not active in our day-to-day operations. Mr. Kania's principal occupations during the past five years have been as Principal of Trikan Associates (real estate ownership and management - investment firm); and as a partner of the law firm of Kania, Lindner, Lasak and Feeney. He has been a director of the Company since 1977.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers, directors and any person owning ten percent or more of the Company's common stock, to file in their personal capacities initial statements of beneficial ownership, statements of change in beneficial ownership and annual statements of beneficial ownership with the Securities and Exchange Commission (the "SEC"). Persons filing such beneficial ownership arrangements are required by SEC regulation to furnish to the Company copies of all such statements filed with the SEC. The rules of the SEC regarding the filing of such statements require that "late filings" of such statements be disclosed in the Company's Information Statement. Based solely on the Company's review of copies of such statements received by, and on representations from, the Company's existing directors and officers that no annual statements of beneficial ownership were required to be filed by such persons, the Company believes that all such statements were timely filed in 2013.

THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Audit Committee and Audit Committee Financial Expert

Our Board of Directors functions as an audit committee and performs some of the same functions as an audit committee including: (1) selection and oversight of our independent accountant; (2) establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters; and (3) engaging outside advisors. We are not a "listed company" under SEC rules and are therefore not required to have an audit committee with independent directors. Our Board of Directors does not have an independent director. Our Board of Directors has determined that each of its members is able to read and understand fundamental financial statements and has substantial relevant business and accounting experience. Accordingly, the Board of Directors believes that each of its members has sufficient knowledge and experience necessary to fulfill the duties and obligations that an audit committee would have in a company such as ours.

Board Meetings; Nominating and Compensation Committees

Given the small size of the Company and its limited staff and operations, its directors frequently make determinations informally by telephone calls or by written consent. The Board met before and after the Annual Stockholders' Meeting, and at one additional time during Fiscal Year 2013. Each Meeting was attended by all directors. We pay each of our Directors an annual stipend for acting as Director. No such payment shall preclude any director from serving us in any other capacity and receiving compensation therefor. A total of $12,500 has been paid to each director for services as director during Fiscal Year 2013.

We are not a "listed company" under SEC rules and are therefore not required to have a compensation committee or a nominating committee. We do not currently have a compensation committee. Our Board of Directors is currently comprised of only three members, one of whom acts as Chief Executive Officer and Chief Financial Officer.

We do not have a policy regarding the consideration of any director candidate which may be recommended by our Stockholders, including the minimum qualification for director candidates, nor has our Board of Directors established a process for identifying and evaluating director nominees. We have not adopted a policy regarding the handling of any potential recommendation of director candidate by our Stockholders, including the procedures to be followed. Because our largest Stockholder holds a majority of all issued stock, we do not solicit proxies for the election of directors, since that Stockholder has the full power by its vote to elect all directors.

REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain summary information concerning compensation paid or accrued to its sole executive officer during the past two fiscal years. He did not receive any awards, stock awards, option compensation, non equity incentive plan earnings or non-qualified deferred compensation. He has no agreement with the Company which would provide him a payment in the event of termination or change in control.

Name and Principal Positions	Fiscal Year	Salary	Bonus	All Other Compensation*	Total Compensation
Anderson L. McCabe President, CEO, CFO, Treasurer & Director	2013	$130,000	$35,000	$16,400	$181,400
	2012	$130,000	$50,000	$11,400	$196,400

*Includes an annual retainer as Director of Company of $12,500 for 20132 and $12,500 for 2012 in addition to a 401(k) Contribution of $3,900 for both 2013 and 2012.

DIRECTOR COMPENSATION FOR FISCAL YEAR 2013

We do not have a standard compensation arrangement for our directors, and the compensation payable to each individual for service rendered is determined by our Board of Directors based upon the amount of time expended on behalf of the Company and also, to a limited extent, the success of the Company in the prior year. The Directors do not receive any compensation other than cash compensation.They do not receive stock awards, option awards, non-equity incentive plan compensation or non-qualified deferred compensation.

The following table sets forth the compensation of our non-employee directors. Our employee director, Anderson L. McCabe, receives the same compensation as the other directors for his services as director. His director fees are included in his total compensation in the Summary Compensation Table above.

Name	Cash Retainer	Total Compensation
Arthur J. Kania	$12,500	$12,500*
Arthur J. Kania, Jr.	$12,500	$12,500

* Excludes payments for legal services to law firm of which Mr. Kania is a partner. See Certain Transactions and Relationships below.

OPTION/SAR GRANTS; DEFERRED EXECUTIVE COMPENSATION PLAN; EQUITY COMPENSATION PLAN

The Company did not grant restricted stock awards, stock options or stock appreciation rights during Fiscal Year 2013, nor does it have any of such awards, options or rights outstanding from prior years. The Company does not have any deferred executive compensation plan. The Company does not have any securities authorized for issuance under an equity compensation plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE.

During Fiscal Year 2013, we incurred legal fees of $87,500 to the firm of Kania, Lindner, Lasak and Feeney, of which Arthur J. Kania is the senior partner. Mr. Kania does not share or participate in fees generated from the Company.

Arthur J. Kania is the father of Arthur J. Kania, Jr. and the father-in-law of Anderson L. McCabe. Those individuals constitute the Board of Directors. Anderson L. McCabe is the sole executive officer. Rose Sayen, an employee of Arthur J. Kania, is the Trustee of the Arthur J. Kania Trust, which is the principal Stockholder of the Company.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

Goff, Backa, Alfera & Company, LLC has acted as independent certified public accountants for the Company since 2004. No change is presently contemplated. The Company has been advised that neither that accounting firm nor any member thereof has any direct financial interest or any material indirect interest in the Company. We do not expect a representative of Goff, Backa, Alfera & Company, LLC to be present at the Meeting or to be available for questioning at the Meeting.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Type	2013	2012
Audit Fees: (1)	$41,405	$42,458
Audit Related Fees:(2)	-0-	-0-
Tax Fees: (3)	-0-	-0-
Other Fees: (4)	-0-	-0-
Total Fees	$41,405	$42,458

(1) AUDIT FEES
This category includes the aggregate fees billed or accrued for each of the last two fiscal years for professional services rendered by the independent auditors for the audit of the Company's annual financial statements and review of financial statements included in the Company's Annual and Quarterly Reports filed with the SEC or services that are normally provided by the accountant in connection with other statutory and regulatory filings or engagements for those fiscal years.

(2) AUDIT-RELATED FEES
This category includes the aggregate fees billed in each of the last two fiscal years for services by the independent auditors that are reasonably related to the performance of the audits of the financial statements and are not reported above under "Audit Fees".

(3) TAX FEES
This category includes the aggregate fees billed in each of the last two years for professional services rendered by the independent auditors for tax compliance, tax planning and tax advice.

(4) OTHER FEES
This category includes the aggregate fees billed in each of the last two fiscal years for products and services by the independent auditors that are not reported under "Audit Fees", "Audit Related Fees" or "Tax Fees".

RE-APPROVAL POLICIES AND PROCEDURES

Before we engage the accountant to render audit or non-audit services,  the Company's Board of Directors acting as the audit committee approves such engagement.

ANNUAL REPORT ON FORM 10-K

The Company filed with the SEC its 2013 Annual Report on Form 10-K, which includes consolidated financial statements for the fiscal year ended October 26, 2013.

Upon the written request of any person who on the record date was a record owner of the Company's Common Stock, or who represents in good faith that he was on such date, a beneficial owner of such stock entitled to vote at the Meeting, the Company will send to such person, without charge, a copy of its Annual Report on Form 10-K for Fiscal Year 2013 as filed with Securities and Exchange Commission. Requests for this report should be directed to Anderson L. McCabe, President, Opt-Sciences Corporation, Post Office Box 221, 1912 Bannard Street, Riverton, New Jersey, 08077-0221.

The Company is an electronic filer with the SEC. The Company provides a link to all its current SEC Filings at its Internet web site: www.optsciences.com. The SEC also maintains an Internet site that contains periodic reports, information statements, and other information filed electronically by the Company. The address of that web site is www.sec.gov.

STOCKHOLDER PROPOSALS

Any qualified Stockholder desiring to have his proposal included on the Company's Information Statement for the Annual Meeting of Stockholders to be held in the Year 2015 must submit such proposal in writing to the Company no later than December 26, 2014.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Only one Annual Report on Form 10-K, Information Statement and/or Notice of Internet Availability of Information Statement Materials, as applicable, will be delivered to multiple Stockholders sharing an address unless the Company has received contrary instructions from one or more Stockholders. The Company will undertake to deliver promptly upon written or oral request, a separate copy of the Annual Report on Form 10-K, Information Statement, Notice of Meeting and/or Notice of Internet Availability of Information Statement Materials, as applicable, to a Stockholder at a shared address to which the Company has delivered a single copy of such documents. If a Stockholder wishes to notify the Company that he or she wishes to receive a separate copy of such documents, the Stockholder may contact the President of the Company at (856) 829-2800 or at 1912 Bannard Street, Post Office Box 221, Riverton, NJ 08077-0221.

By Order of the Board of Directors

/s/ Anderson L. McCabe
Anderson L. McCabe President and Chief Executive Officer February 18, 2014

Opt-Sciences Corporation